                                                                      EXHIBIT 99

EXHIBIT     DESCRIPTION

EX-99.a     Articles of Amendment  and  Restatement  of American  Century  Asset
Allocation  Portfolios,  Inc.,  dated  August  18,  2004  (filed as Exhibit a to
Pre-Effective  Amendment No. 1 to the Registration Statement on Form N-1A of the
Registrant,  File No. 333-116351, on August 30, 2004, and incorporated herein by reference).

EX-99.b     Bylaws of American Century Asset Allocation Portfolios,  Inc. (filed as  Exhibit  b to  the  Initial  Registration  Statement  on  Form  N-1A  of the
Registrant,  File No. 333-116351,  on June 10, 2004, and incorporated  herein by reference).

EX-99.c     Registrant  hereby  incorporates  by reference,  as though set forth fully  herein,  the Fourth and Sixth  Articles of the  Registrant's  Amended and
Restated  Articles of  Incorporation,  included  within Exhibit (a) herein,  and
Sections 3 through 11 of the Registrant's  Bylaws,  incorporated by reference as
Exhibit (b) herein.

EX-99.d     Management  Agreement  between  American  Century  Asset  Allocation
Portfolios,  Inc. and American Century Investment Management,  Inc., dated as of
August 31,  2004  (filed as Exhibit d to  Pre-Effective  Amendment  No. 1 to the
Registration Statement on Form N-1A of the Registrant,  File No. 333-116351,  on
August 30, 2004, and incorporated herein by reference).

EX-99.e     Distribution Agreement between American Asset Allocation Portfolios,
Inc. and American Century Investment Services, Inc., dated as of August 31, 2004
(filed  as  Exhibit  e to  Pre-Effective  Amendment  No.  1 to the  Registration
Statement on Form N-1A of the  Registrant,  File No.  333-116351,  on August 30,
2004, and incorporated herein by reference).

EX-99.g     Master  Agreement by and between  Commerce  Bank N.A. and  Twentieth
Century  Services,  Inc. (filed as Exhibit b8e to the Registration  Statement on
Form N-1A of American  Century Mutual Funds,  Inc., File No.  2-14213,  filed on
February 28, 1997, and incorporated herein by reference).

EX-99.h1    Transfer Agency Agreement  between American Century Asset Allocation
Portfolios,  Inc. and American Century Services Corporation,  dated as of August
31,  2004  (filed  as  Exhibit  h1  to  Pre-Effective  Amendment  No.  1 to  the
Registration Statement on Form N-1A of the Registrant,  File No. 333-116351,  on
August 30, 2004, and incorporated herein by reference).

EX-99.h2    Customer Identification Program Reliance Agreement, dated August 26,
2004 (filed as Exhibit h2 to Post-Effective  Amendment No. 1 to the Registration
Statement on Form N-1A of the Registrant,  File No. 333-116351,  on September 1,
2004, and incorporated herein by reference).

EX-99.i     Opinion and Consent of Counsel, dated September 20, 2004.

EX-99.j1    Consent of Independent Registered Public Accounting Firm, dated
September 23, 2004.

EX-99.j2    Power of  Attorney,  dated June 8, 2004  (filed as Exhibit j2 to the
Initial  Registration  Statement  on  Form  N-1A  of the  Registrant,  File  No.
333-116351, filed on June 10, 2004, and incorporated herein by reference).

EX-99.j3    Secretary's Certificate,  dated June 9, 2004 (filed as Exhibit j3 to the Initial  Registration  Statement  on Form N-1A of the  Registrant,  File No.
333-116351, filed on June 10, 2004, and incorporated herein by reference).

EX-99.l     Initial Capital Agreement, dated August 25, 2004 (filed as Exhibit l to Pre-Effective  Amendment No. 1 to the Registration  Statement on Form N-1A of
the Registrant, File No. 333-116351, on August 30, 2004, and incorporated herein by reference).

EX-99.m1    Advisor  Class  Master   Distribution  and  Individual   Shareholder
Services Plan of American Century Asset Allocation Portfolios, Inc., dated as of
August 31, 2004  (filed as Exhibit m1 to  Pre-Effective  Amendment  No. 1 to the
Registration Statement on Form N-1A of the Registrant,  File No. 333-116351,  on
August 30, 2004, and incorporated herein by reference).

EX-99.m2    R Class Master Distribution and Individual Shareholder Services Plan
of American  Century Asset Allocation  Portfolios,  Inc., dated as of August 31,
2004 (filed as Exhibit m2 to  Pre-Effective  Amendment No. 1 to the Registration
Statement on Form N-1A of the  Registrant,  File No.  333-116351,  on August 30,
2004, and incorporated herein by reference).

EX-99.n     Multiple Class Plan of American Century Asset Allocation Portfolios,
Inc., dated as of August 31, 2004 (filed as Exhibit n to Pre-Effective Amendment
No. 1 to the  Registration  Statement on Form N-1A of the  Registrant,  File No.
333-116351, on August 30, 2004, and incorporated herein by reference).

EX-99.p     American  Century  Investments Code of Ethics (filed as Exhibit p to
Pre-Effective  Amendment No. 1 to the Registration Statement on Form N-1A of the
Registrant,  File No. 333-116351, on August 30, 2004, and incorporated herein by reference).